UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2003

          Canada Southern Petroleum Ltd.

(Exact name of registrant as specified in its charter)

Nova Scotia, Canada

001-03793

98-0085412

State or other jurisdiction

(Commission

(IRS Employer

of incorporation)

File Number)

Identification No.)

#505, 706 – 7th Avenue, S.W., Calgary, Alberta, Canada T2P 071

(Address of principal executive offices Zip Code)

Registrant's telephone number, including area code: (403) 269-7741

N/A

(Former name or former address, if changed since last report.)

This is page 1 of 5.

Exhibit index is on page 4.

662733_1

FORM 8-K

CANADA SOUTHERN PETROLEUM LTD.

Item 5.

Other Events

On April 14, 2003, Canada Southern Petroleum Ltd. (the “Company:”) issued a press release announcing that it was involved in settlement discussions with the defendants in the Kotaneelee litigation.

A copy of the Company's press release dated April 14, 2003 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.

Financial Statements and Exhibits

(a)

Exhibits.

Exhibit No.

Exhibit

99.1

Company Press Release, dated April 14, 2003.

662733_1

FORM 8-K

CANADA SOUTHERN PETROLEUM LTD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANADA SOUTHERN PETROLEUM LTD.

(Registrant)

By: /s/ Randy L. Denecky

Randy L. Denecky

Acting President and Chief Financial Officer

Date: April 14, 2003

662733_1

EXHIBIT INDEX

Exhibit No.

Description

Page No.

99.1	Company Press Release, dated as of April 14, 2003	5

662733_1

Exhibit 99.1

CANADA SOUTHERN PETROLEUM LTD. ANNOUNCES

KOTANEELEE SETTLEMENT DISCUSSIONS

Calgary, Alberta, April 14, 2003 -- Canada Southern Petroleum Ltd. [NASDAQ: CSPLF; Toronto/Boston/Pacific: CSW] announced today that it was involved in settlement discussions with the defendants in the Kotaneelee litigation.

A Company spokesman said “We have had serious discussions with all of the defendants in the litigation over the past several months in an effort to resolve all of the issues raised by the litigation and to establish a constructive working relationship with regard to future operations at the Kotaneelee gas field.”  He cautioned, however, that “there are many issues involved which are complex, have been contested over many years, and not easily resolved to the satisfaction of all of the parties to the litigation.  The parties have been working hard to settle this matter outside the appeals process, but the Company can give no assurances that these discussions will have a successful outcome or that they will be concluded quickly.”

The Company did not provide any details of the discussions and said that it did not intend to comment further on the matter until a definitive settlement was reached or the Company concluded that settlement was not possible.

Defendants in the litigation are BP Canada Energy Company, Imperial Oil Resources, Exxon Mobil Canada Properties and Devon Canada Corporation.  The trial court in the litigation rendered its decision in September 2001 and oral arguments before the Court of Appeals are scheduled for early December 2003.

Any statements in this release that are not historical in nature are intended to be, and are hereby identified as, "forward-looking statements" for purposes of the "Safe Harbor Statement" under the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those indicated in the forward-looking statements.  Among these uncertainties are the cost, duration and ultimate outcome of the Kotaneelee gas field litigation, pricing and production levels from the properties in which the Company has interests, and the extent of the recoverable reserves at those properties.

Contact:  Randy Denecky, at (403) 269-7741